CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Zubeda Mohamed-Lakhani, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of Cartan Holdings Inc., for the fiscal year ended March 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Cartan Holdings Inc.

Date:  June 26, 2007

/s/ Zubeda Mohamed-Lakhani

Zubeda Mohamed-Lakhani

President, C.E.O. and Director

(Principal Executive Officer)